UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:    March 2, 2004

MQ ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101399	52-2148018
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4300 North Point Parkway
Alpharetta, Georgia 30022
(Address of Principal Executive Offices, Zip Code)

770-300-0101
(Registrants telephone number, including area code)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(c)                 Exhibits.

Number	Description of Exhibit

99.1	Press Release dated February 25, 2004.
99.2	Transcript of Conference Call held on February 26, 2004.

Item 12.                            Results of Operations and Financial Condition

On February 25, 2004, MQ Associates, Inc. issued a press release reporting its earnings for the quarter and year ended December 31, 2003 and announcing that MQ Associates, Inc. would conduct a conference call on February 26, 2004 to discuss its financial results for such periods.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Neither the attached press release or the attached transcript is deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor  incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 2, 2004	MQ ASSOCIATES, INC.

	By:	/s/ Thomas C. Gentry
Name: Thomas C. Gentry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 25, 2004

99.2	Transcript of Conference Call held on February 26, 2004.